REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

     This Registration Rights Agreement (the "Agreement") is made and entered into as of this ___ day of May, 2006 by and between CHARYS HOLDING COMPANY, INC., a Delaware corporation (the "Company"), and LUMBERMENS MUTUAL CASUALTY COMPANY ("Lumbermens") pursuant to that certain Settlement Agreement and Mutual Release by and among the Company, Lumbermens, Able Telecommunications & Power, Inc., Transportation Safety Controllers, Inc. and Georgia Electric Company (the "Settlement Agreement").

     The  parties  hereby  agree  as  follows:

     1.     Certain  Definitions.
            --------------------

     As used in this Agreement, the following terms shall have the following meanings:

     "Affiliate"  means,  with  respect  to  any  person, any other person which
      ---------
directly or indirectly controls, is controlled by, or is under common control with, such person.

     "Business Day" means a day, other than a Saturday or Sunday, on which banks
      ------------
in  New  York  City  are  open  for  the  general  transaction  of  business.

     "Common  Stock" shall mean the Company's common stock, par value $0.001 per
      -------------
share, and any securities into which such shares may hereinafter be reclassified.

     "Prospectus"  shall  mean  (i)  the prospectus included in any Registration
      ----------
Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any "free writing prospectus" as defined in Rule 405 under the 1933 Act.

     "Register," "registered" and "registration" refer to a registration made by
      --------    ----------       ------------
preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

     "Registrable  Securities"  shall  mean  (i)  the  Shares and (ii) any other
      -----------------------
securities issued or issuable with respect to or in exchange for Registrable Securities; provided, that, a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (B) such security becoming eligible for sale by Lumbermens pursuant to Rule 144(k).

     "Registration  Statement"  shall  mean  any  registration  statement of the
      -----------------------
Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

     "SEC"  means  the  U.S.  Securities  and  Exchange  Commission.
      ---

     "Shares"  means  the  shares  of  Common Stock to be issued pursuant to the
      ------
Settlement  Agreement.

     "1933  Act" means the Securities Act of 1933, as amended, and the rules and
      ---------
regulations  promulgated  thereunder.

     "1934  Act"  means the Securities Exchange Act of 1934, as amended, and the
      ---------
rules  and  regulations  promulgated  thereunder.

     2.   Registration.
          ------------

          (a)     Registration  Statement.  Promptly following the execution and
                  -----------------------
delivery of the Settlement Agreement (the "Closing Date") but no later than July 10, 2006 (the "Filing Deadline"), the Company shall prepare and file with the SEC an amendment to the Company's Registration Statement on Form SB-2, as originally filed on February 15, 2006, as amended by Amendment No. 1 thereto filed on February 27, 2006 (or on such other form of registration statement as is then available to effect a registration for resale of the Registrable Securities, subject to Lumbermens' consent), covering the resale of the
Registrable Securities. Subject to any SEC comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit A.
                                                                      ---------
Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to Lumbermens and its counsel prior to its filing or other submission. If a Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, Lumbermens shall have all of the rights and remedies set forth in the Settlement Agreement.

          (b)     Expenses.  The  Company  will pay all expenses associated with
                  --------
each registration, including filing and printing fees, the Company's counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees and all other fees, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

          (c)     Effectiveness.
                  -------------

               (i) The Company shall use commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable. The Company shall notify Lumbermens by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide Lumbermens with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby. If (A) a Registration Statement covering the Registrable Securities is not declared effective by the SEC prior to the earlier of (i) five (5) Business Days after the SEC shall have informed the Company that no review of the

Registration Statement will be made or that the SEC has no further comments on the Registration Statement or (ii) November 27, 2006 or (B) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company's failure to update the Registration Statement), but excluding the inability ofLumbermens to sell the Registrable Securities covered thereby due to market conditions and except as excused pursuant to subparagraph (ii) below,then the same shall be deemed a breach or failure to perform under this Agreement and Lumbermens shall have all of the rights and remedies set forth in the Settlement Agreement.

               (ii) The Company shall not delay the disclosure of material non-public information concerning the Company or suspend the use of any Prospectus included in any registration contemplated by this Section for so long as the Shares are Registrable Securities.

     3.   Company  Obligations.  The  Company will use commercially reasonable
          --------------------
efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

          (a) use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold pursuant to Rule 144(k) (the "Effectiveness Period") and advise Lumbermens in writing when the Effectiveness Period has expired;

          (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

          (c) provide copies to and permit counsel designated by Lumbermens to review each Registration Statement and all amendments and supplements thereto no fewer than seven (7) days prior to their filing with the SEC and not file any document to which such counsel reasonably objects;

          (d) furnish to Lumbermens and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as Lumbermens may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Lumbermens that are covered by the related Registration Statement;

          (e) use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

          (f) prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with Lumbermens and its counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by Lumbermens and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

          (g) use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

          (h) immediately notify Lumbermens, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

          (i) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform Lumbermens in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, Lumbermens is required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(i), "Availability Date" means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter).

          (j) with a view to making available to Lumbermens the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit Lumbermens to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to Lumbermens upon request, as long as Lumbermens owns any Registrable Securities,
(A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

     4.     Due  Diligence  Review;  Information
            ------------------------------------

     The Company shall not disclose material nonpublic information to Lumbermens, or to advisors to or representatives of Lumbermens, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides Lumbermens, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and Lumbermens, if its wishes to obtain such information, enters into an appropriate confidentiality agreement with the Company with respect thereto.

     5.     Obligations  of  Lumbermens.
            ---------------------------

          (a) Lumbermens shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify Lumbermens of the information the Company requires from Lumbermens shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement.

          (b) Lumbermens, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless Lumbermens has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

          (c) Lumbermens agrees that, upon receipt of any notice from the Company of the happening of an event pursuant to Section 3(h) hereof, Lumbermens will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until Lumbermens is advised by the Company that such dispositions may again be made.

     6.     Indemnification.
            ---------------

          (a)     Indemnification  by  the  Company.  The Company will indemnify
                  ---------------------------------
and hold harmless Lumbermens and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls Lumbermens within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on Lumbermens behalf and will reimburse Lumbermens, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the
                                                     --------  -------
Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Lumbermens or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

          (b)     Indemnification  byLumbermens.  Lumbermens agrees to indemnify
                  -----------------------------
and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by Lumbermens to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of Lumbermens be greater in amount than the dollar amount of the proceeds

(net of all expense paid by Lumbermens in connection with any claim relating to this Section 6 and the amount of any damages Lumbermens has otherwise been required to pay by reason of such untrue statement or omission) received by Lumbermens upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

          (c)     Conduct  of  Indemnification Proceedings.  Any person entitled
                  ----------------------------------------
to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person
                                                        --------
entitled  to  indemnification  hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as
--------   -------
provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

          (d)     Contribution.  If  for any reason the indemnification provided
                  ------------
for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this
Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

     7.     Miscellaneous.
            -------------

          (a)     Amendments and Waivers.  This Agreement may be amended only by
                  ----------------------
a writing signed by the Company and Lumbermens. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of Lumbermens.

          (b)     Notices.  All notices and other communications provided for or
                  -------
permitted  hereunder  shall  be  made  as set forth in the Settlement Agreement.

          (c)     Assignments  and Transfers Lumbermens.  The provisions of this
                  -------------------------------------
Agreement shall be binding upon and inure to the benefit of Lumbermens and its successors and assigns. Lumbermens may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by Lumbermens to such person, provided that Lumbermens complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

          (d)     Assignments  and Transfers by the Company.  This Agreement may
                  -----------------------------------------
not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of Lumbermens, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company's assets to another corporation, without the prior written consent of Lumbermens, after notice duly given by the Company to Lumbermens.

          (e)     Benefits  of  the Agreement.  The terms and conditions of this
                  ---------------------------
Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (f)     Counterparts; Faxes.  This Agreement may be executed in two or
                  -------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

          (g)     Titles  and  Subtitles.  The titles and subtitles used in this
                  ----------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          (h)     Severability.  Any  provision  of  this  Agreement  that  is
                  ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

          (i)     Further Assurances.  The parties shall execute and deliver all
                  ------------------
such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

          (j)     Entire  Agreement.  This  Agreement is intended by the parties
                  -----------------
as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (k)     Governing  Law; Consent to Jurisdiction; Waiver of Jury Trial.
                  -------------------------------------------------------------
This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Georgia without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Georgia located in Fulton County for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

     IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The  Company:                           CHARYS  HOLDING  COMPANY,  INC.



                                        By:
                                           --------------------------------
                                          Name:
                                          Title:


Lumbermens:                             LUMBERMENS  MUTUAL  CASUALTY  COMPANY



                                        By:
                                           --------------------------------
                                          Name:
                                          Title:

                                                                       Exhibit A
                                                                       ---------

                              PLAN OF DISTRIBUTION

     The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

     The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

     - ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

     - block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

     - purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

     - an exchange distribution in accordance with the rules of the applicable exchange;

     -  privately  negotiated  transactions;

     - short sales effected after the date the registration statement of which this Prospectus is a part is declared effective by the SEC;

     - through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

     - broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share; or

     -  a  combination  of  any  such  methods  of  sale.

     The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

     In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

     The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

     The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

     The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be "underwriters" within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are "underwriters" within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

     To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

     In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

     We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

     We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

     We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold pursuant to Rule 144(k) of the Securities Act.